SECOND QUARTER 2015 EARNINGS CONFERENCE CALL July 22, 2015

• Organic revenue growth was 6.7%  Net acquisitions added 0.3%  Currency exchange rate changes were negative 5.7%  Total revenue increase was 1.3% • Operating margin was 11.5%, an improvement of 90 basis points • Operating income was $216 million, an increase of 10% • Diluted EPS was $0.29, a 16% increase excluding early debt redemption charge from last year’s Q2 • First half organic growth was 6.2% and margin expanded 100 bps Overview – Second Quarter 2015 Page 2 See reconciliation of organic revenue change on pages on 17 and 18 and diluted EPS on page 20.

2015 2014 Revenue 1,876.1$ 1,851.4$ Salaries and Related Expenses 1,205.2 1,170.2 Office and General Expenses 455.1 485.4 Operating Income 215.8 195.8 Interest Expense (20.3) (22.6) Interest Income 5.0 6.6 Other Income (Expense), net 0.5 (11.2) Income Before Income Taxes 201.0 168.6 Provision for Income Taxes 77.7 65.3 Equity in Net Income of Unconsolidated Affiliates 0.5 0.4 Net Income 123.8 103.7 Net Income Attributable to Noncontrolling Interests (2.6) (4.3) 121.2$ 99.4$ Earnings per Share Available to IPG Common Stockholders: Basic 0.30$ 0.24$ Diluted 0.29$ 0.23$ Weighted-Average Number of Common Shares Outstanding: Basic 410.5 421.1 Diluted 417.6 428.1 Dividends Declared per Common Share 0.120$ 0.095$ Three Months Ended June 30, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

Revenue ($ in Millions) Page 4 See reconciliation of segment organic revenue change on pages 17 and 18. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), Mullen Lowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists $ % Change $ % Change June 30, 2014 1,851.4$ 3,488.9$ Total change 24.7 1.3% 63.2 1.8% Foreign currency (105.9) (5.7%) (177.8) (5.1%) Net acquisitions/(divestitures) 7.2 0.3% 24.5 0.7% Organic 123.4 6.7% 216.5 6.2% June 30, 2015 1,876.1$ 3,552.1$ Three Months Ended Six Months Ended 2015 2014 Total Organic 2015 2014 Total Organic IAN 1,526.7$ 1,496.0$ 2.1% 7.7% 2,876.6$ 2,811.7$ 2.3% 7.2% CMG 349.4$ 355.4$ (1.7%) 2.3 675.5$ 677.2$ (0.3%) 2.0 Change Six Months Ended Change Three Months Ended June 30, June 30,

Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic revenue change on pages 17 and 18. Total Organic Total Organic United States 7.9% 7.7% 7.4% 7.0% Internatio al (6.9%) 5.3% (5.5%) 5.2% United Kingdom (1.4%) 7.9% (1.5%) 7.1% Continental Europe (13.0%) 3.6% (10.5%) 3.6% Asia Pacific 3.4% 11.8% 1.6% 9.1% Latin America (22.2%) (1.6%) (18.8%) (1.2%) All Other Markets (8.2%) (0.7%) (3.3%) 3.9% Worldwide 1.3% 6.7% 1.8% 6.2% Three Months Ended June 30, 2015 Six Months Ended June 30, 2015

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% 5.5% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 5.8% Organic Revenue Growth Page 6 See reconciliation on page 19. Trailing Twelve Months Q2-15

Expenses ($ in Millions) Page 7 See reconciliation of organic measures on pages 17 and 18. Salaries & Related 2015 2014 $ Total Organic Three Months Ended June 30, 1,205.2$ 1,170.2$ 35.0$ 3.0% 8.5% % of Revenue 64.2% 63.2% Three months severance 16.9$ 16.1$ 0.8$ 5.0% % of Revenue 0.9% 0.9% Six Months Ended June 30, 2,420.4$ 2,358.8$ 61.6$ 2.6% 7.1% % of Revenue 68.1% 67.6% Six months severance 34.2$ 36.5$ (2.3)$ (6.3%) % of Revenue 1.0% 1.0% Office & General 2015 2014 $ Total Organic Three Months Ended June 30, 455.1$ 485.4$ (30.3)$ (6.2%) (1.1%) % of Revenue 24.3% 26.2% Three months occupancy expense (ex-D&A) 110.3$ 125.7$ (15.4)$ (12.3%) % of Revenue 5.9% 6.8% Six Months Ended June 30, 908.1$ 946.0$ (37.9)$ (4.0%) 0.5% % of Revenue 25.6% 27.1% Six months occupancy expense (ex-D&A) 232.0$ 252.9$ (20.9)$ (8.3%) % of Revenue 6.5% 7.2% Change Change

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 10.9% 9.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Operating Margin Page 8 Trailing Twelve Months Q2-15 For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions)

June 30, December 31, June 30, 2015 2014 2014 CURRENT ASSETS: Cash and cash equivalents 848.9$ 1,660.6$ 895.1$ Marketable securities 6.7 6.6 6.3 Accounts receivable, net 3,976.7 4,376.6 4,272.3 Expenditures billable to clients 1,452.4 1,424.2 1,798.6 Other current assets 352.7 342.2 429.3 Total current assets 6,637.4$ 7,810.2$ 7,401.6$ CURRENT LIABILITIES: Accounts payable 5,669.8$ 6,558.0$ 6,414.8$ Accrued liabilities 603.8 796.0 594.8 Short-term borrowings 158.0 107.2 126.2 Current portion of long-term debt 2.0 2.1 2.4 Total current liabilities 6,433.6$ 7,463.3$ 7,138.2$ Balance Sheet – Current Portion ($ in Millions) Page 9

2015 2014 NET INCOME 124$ 103$ OPERATING ACTIVITIES Depreciation & amortization 57 52 Deferred taxes 32 30 Other non-cash items 5 15 Change in working capital, net 41 (24) Other non-current assets & liabilities 1 (7) Net cash provided by Operating Activities 260 169 INVESTING ACTIVITIES Capital expenditures (30) (32) Acquisitions & deferred payments, net - (29) Business, investment & fixed asset purchases/sales, net - 9 Net cash used in Investing Activities (30) (52) FINANCING ACTIVITIES Repurchase of common stock (51) (52) Common stock dividends (50) (40) Acquisition-related payments (26) (6) Distributions to noncontrolling interests (7) (6) Purchase of long-term debt (1) (350) Proceeds from issuance of long-term debt - 499 Exercise of stock options 2 5 Net increase (decrease) in short-term bank borrowings 21 (46) Other financing activities 3 (2) Net cash (used in) provided by Financing Activities (109) 2 Currency Effect (7) 6 Increase in Cash & S/T Marketable Securities 114$ 125$ Three Months Ended June 30, Cash Flow ($ in Millions) Page 10

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,663 $1,733 $1,783 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 6/30/2015 $2,450 Total Debt (1) ($ in Millions) Page 11 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

• Very solid performance against FY-15 financial objectives • Traction from key strategic drivers  Quality of our agency offerings  Strength in high-growth disciplines and largest regions  Effective expense management • Continue focus on margin improvement • Financial strength/share repurchase continues to be a source of value creation Summary Page 12

Appendix

2015 2014 Revenue 3,552.1$ 3,488.9$ Salaries and Related Expenses 2,420.4 2,358.8 Office and General Expenses 908.1 946.0 Operating Income 223.6 184.1 Interest Expense (41.2) (42.8) Interest Income 12.2 12.8 Other Income (Expense), net 0.8 (9.5) Income Before Income Taxes 195.4 144.6 Provision for Income Taxes 76.3 63.6 Equity in Net Income of Unconsolidated Affiliates 0.5 0.3 Net Income 119.6 81.3 Net Income Attributable to Noncontrolling Interests (0.2) (2.8) 119.4$ 78.5$ Earnings per Share Available to IPG Common Stockholders: Basic 0.29$ 0.19$ Diluted 0.29$ 0.18$ Weighted-Average Number of Common Shares Outstanding: Basic 410.8 421.9 Diluted 417.6 428.5 Dividends Declared per Common Share 0.24$ 0.19$ Net Income Available to IPG Common Stockholders Six Months Ended June 30, Operating Performance (Amounts in Millions, except per share amounts) Page 14

2015 2014 NET INCOME 120$ 81$ OPERATING ACTIVITIES Depreciation & amortization 114 109 Deferred taxes - 7 Other non-cash items 18 22 Change in working capital, net (760) (747) Other non-current assets & liabilities (29) (29) Net cash used in Operating Activities (537) (557) INVESTING ACTIVITIES Capital expenditures (50) (59) Acquisitions & deferred payments, net - (51) Business, investment & fixed asset purchases/sales, net - 11 Net cash used in Investing Activities (50) (99) FINANCING ACTIVITIES Repurchase of common stock (102) (97) Common stock dividends (99) (80) Acquisition-related payments (28) (9) Distributions to noncontrolling interests (8) (12) Purchase of long-term debt (1) (350) Proceeds from issuance of long-term debt - 499 Excess tax benefit from share-based payment arrangements 9 4 Exercise of stock options 11 11 Net increase (decrease) in short-term bank borrowings 55 (53) Other financing activities 3 (2) Net cash used in Financing Activities (160) (89) Currency Effect (65) 4 Decrease in Cash & S/T Marketable Securities (812)$ (741)$ Six Months Ended June 30, Cash Flow ($ in Millions) Page 15

Q1 Q2 Q3 Q4 YTD 2015 Depreciation and amortization of fixed assets and intangible assets 38.7$ 39.5$ 78.2$ Amortization of restricted stock and other non-cash compensation 16.8 16.4 33.2 Net amortization of bond discounts and deferred financing costs 1.4 1.4 2.8 Q1 Q2 Q3 Q4 FY 2014 Depreciation and amortization of fixed assets and intangible assets 40.5$ 40.2$ 41.0$ 41.3$ 163.0$ Amortization of restricted stock and other non-cash compensation 15.1 11.1 11.7 16.4 54.3 Net amortization of bond discounts and deferred financing costs 1.0 1.3 1.4 1.4 5.1 2015 2014 Depreciation and Amortization ($ in Millions) Page 16

Three Months Ended June 30, 2014 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended June 30, 2015 Organic Total Segment Revenue IAN 1,496.0$ (91.9)$ 7.2$ 115.4$ 1,526.7$ 7.7% 2.1% CMG 355.4 (14.0) - 8.0 349.4 2.3% (1.7%) Total 1,851.4$ (105.9)$ 7.2$ 123.4$ 1,876.1$ 6.7% 1.3% Geographic United States 1,030.9$ -$ 1.4$ 79.8$ 1,112.1$ 7.7% 7.9% International 820.5 (105.9) 5.8 43.6 764.0 5.3% (6.9%) United Kingdom 159.0 (14.8) - 12.5 156.7 7.9% (1.4%) Continental Europe 203.8 (39.6) 5.8 7.4 177.4 3.6% (13.0%) Asia Pacific 224.1 (18.8) - 26.4 231.7 11.8% 3.4% Latin America 116.3 (23.9) - (1.9) 90.5 (1.6%) (22.2%) All Other Markets 117.3 (8.8) - (0.8) 107.7 (0.7%) (8.2%) Worldwide 1,851.4$ (105.9)$ 7.2$ 123.4$ 1,876.1$ 6.7% 1.3% Expenses Salaries & Related 1,170.2$ (68.8)$ 4.9$ 98.9$ 1,205.2$ 8.5% 3.0% Office & General 485.4 (26.2) 1.1 (5.2) 455.1 (1.1%) (6.2%) Total 1,655.6$ (95.0)$ 6.0$ 93.7$ 1,660.3$ 5.7% 0.3% Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 17

Six Months Ended June 30, 2014 Foreign Currency Net Acquisitions / (Divestitures) Organic Six Months Ended June 30, 2015 Organic Total Segment Revenue IAN 2,811.7$ (152.3)$ 14.0$ 203.2$ 2,876.6$ 7.2% 2.3% CMG 677.2 (25.5) 10.5 13.3 675.5 2.0% (0.3%) Total 3,488.9$ (177.8)$ 24.5$ 216.5$ 3,552.1$ 6.2% 1.8% Geographic United States 1,969.9$ -$ 9.0$ 137.0$ 2,115.9$ 7.0% 7.4% International 1,519.0 (177.8) 15.5 79.5 1,436.2 5.2% (5.5%) United Kingdom 326.6 (28.2) - 23.2 321.6 7.1% (1.5%) Continental Europe 371.5 (67.9) 15.7 13.2 332.5 3.6% (10.5%) Asia Pacific 412.7 (30.8) (0.1) 37.7 419.5 9.1% 1.6% Latin America 206.9 (36.3) (0.1) (2.5) 168.0 (1.2%) (18.8%) All Other Markets 201.3 (14.6) - 7.9 194.6 3.9% (3.3%) Worldwide 3,488.9$ (177.8)$ 24.5$ 216.5$ 3,552.1$ 6.2% 1.8% Expenses Salaries & Related 2,358.8$ (122.3)$ 17.2$ 166.7$ 2,420.4$ 7.1% 2.6% Office & General 946.0 (47.1) 4.6 4.6 908.1 0.5% (4.0%) Total 3,304.8$ (169.4)$ 21.8$ 171.3$ 3,328.5$ 5.2% 0.7% Components of Change Change Reconciliation of Organic Measures ($ in Millions) Page 18

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3

Page 19

($ in Millions)

Reconciliation of Loss on Early Extinguishment of Debt [(1)]

	Three Months Ended June 30, 2014			Six Months Ended June 30, 2014		
	As Reported	Loss on Early Extinguishment of Debt [(2)]	Ex - Loss on Early Extinguishment of Debt	As Reported	Loss on Early Extinguishment of Debt [(2)]	Ex -Loss on Early Extinguishment of Debt
Income Before Income Taxes	$ 168.6	$ (10.4)	$ 179.0	$ 144.6	$ (10.4)	$ 155.0
Provision for Income Taxes	(65.3)	3.8	(69.1)	(63.6)	3.8	(67.4)
Effective Tax Rate	***38.7%***		***38.6%***	***44.0%***		***43.5%***
Equity in Net Income of Unconsolidated Affiliates	0.4		0.4	0.3		0.3
Net Income Attributable to Noncontrolling Interests	(4.3)		(4.3)	(2.8)		(2.8)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$ 99.4	$ (6.6)	$ 106.0	$ 78.5	$ (6.6)	$ 85.1
Weighted-Average Number of Common Shares Outstanding - Basic	421.1		421.1	421.9		421.9
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	7.0		7.0	6.6		6.6
Weighted-Average Number of Common Shares Outstanding - Diluted	428.1		428.1	428.5		428.5
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.24	$ (0.01)	$ 0.25	$ 0.19	$ (0.01)	$ 0.20
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.23	$ (0.02)	$ 0.25	$ 0.18	$ (0.02)	$ 0.20

(1) In May 2014, we redeemed $350 in aggregate principal amount of our 6.25% Notes.
(2) Loss on early extinguishment of debt of $10.4, primarily due to a redemption premium.

Page 20

($ in Millions)

IPG

Metrics Update

Metrics Update Page 22 SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

63.6% 64.0% 64.2% 60.0% 62.0% 64.0% 66.0% 6/30/2014 12/31/2014 6/30/2015 % of Revenue, Trailing Twelve Months Salaries & Related Expenses Page 23

0.9% 0.9% 1.0% 1.0% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Six Months 3.8% 3.7% 3.8% 3.8% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Six Months 3.7% 2.7% 3.8% 3.3% 0.0% 2.0% 4.0% 6.0% Incentive Expense Six MonthsThree Months 53.2% 53.6% 56.6% 56.8% 45.0% 50.0% 55.0% 60.0% Base, Benefits & Tax Three Months Six Months 2015 2014 Salaries & Related Expenses (% of Revenue) Page 24 Three and Six Months Ended June 30 “All Other Salaries & Related,” not shown, was 2.6% and 2.3% for the three months ended June 30, 2015 and 2014, respectively, and 2.9% and 2.7% for the six months ended June 30, 2015 and 2014, respectively.

26.7% 25.6% 24.9% 23.0% 25.0% 27.0% 29.0% 6/30/2014 12/31/2014 6/30/2015 % of Revenue, Trailing Twelve Months Office & General Expenses Page 25 (1) Office & general expenses excludes our Q4 2013 restructuring charge, which was recorded as a separate line item in our income statement. (1)

1.5% 1.6% 1.6% 1.7% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Six Months 5.9% 6.8% 6.5% 7.2% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) Three Months Six Months 13.4% 14.2% 13.9% 14.5% 10.0% 12.0% 14.0% 16.0% All Other O&G Three Months Six Months 3.5% 3.6% 3.6% 3.7% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Six Months Office & General Expenses (% of Revenue) Page 26 Three and Six Months Ended June 30 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency (gains) losses, restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2015 2014

$901 $902 $1,667 $741 $856 $985 $984 $984 $983 $983 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 27 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Last Twelve Months Ending June 30, 2015 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 19.30x II. Leverage Ratio (not greater than): 3.25x Actual Leverage Ratio: 1.70x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending June 30, 2015 Interest Expense: $83.3 - Interest income 26.8 - Other 2.1 Net interest expense : $54.4 EBITDA Reconciliation Last Twelve Months Ending June 30, 2015 Operating Income: $827.9 + Depreciation and amortization 221.8 EBITDA : $1,049.7 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 28 (1) Calculated as defined in the Credit Agreement. (1) (1)

Cautionary Statement Page 29 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.